UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 18, 2003

                               Winter Sports, Inc.

             (Exact name of registrant as specified in its charter)

                                     Montana

                 (State or other jurisdiction of incorporation)

       0-15030                                           81-0221770
(Commission File Number)                       (IRS Employer Identification No.)

                                 P. O. Box 1400
                            Whitefish, Montana 59937
               (Address of principal executive offices) (Zip Code)

                                 (406) 862-1900
              (Registrant's telephone number, including area code)

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                                    FORM 8-K

                               WINTER SPORTS, INC.
                               Whitefish, Montana

                               September 18, 2003

Item 4. Change in Registrant's Certifying Accountant

On September 18, 2003, Winter Sports, Inc. (the "Company") engaged Jordahl & Sliter PLLC as its independent accountant for the fiscal year ending May 31, 2004. Jordahl & Sliter has served since 1980 in that capacity. On August 18, 2003, Jordahl & Sliter resigned as the Company's independent accountant because it was not qualified to serve as independent auditors for SEC registered companies due to the requirements of the Sarbanes-Oxley Act of 2002. Jordahl & Sliter is now qualified to serve in this capacity and the Company's board of directors has approved their continued engagement.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WINTER SPORTS, INC.


Date: September 24, 2003                  By: /s/ Dennis L. Green
                                              ----------------------------------
                                              Dennis L. Green
                                              Chairman of the Board of Directors